GIBSON, DUNN & CRUTCHER LLP
LAWYERS

A REGISTERED LIMITED LIABILITY PARTNERSHIP
INCLUDING PROFESSIONAL CORPORATIONS

200 Park Avenue, New York, New York 10166-0193
(212) 351-4000

www.gibsondunn.com

May 16, 2005

Direct Dial	Client No.
(212) 351-4000	C 92365-00012

Fax No.
(212) 351-4035

VIA EDGAR AND HAND DELIVERY

Max A. Webb
Assistant Director
Division of Corporate Finance
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549-0409

Re:	TBS International Limited Registration Statement on Form S-1, filed March 7, 2005 File No. 333-123157

Dear Mr. Webb:

On behalf of TBS International Limited, this letter responds to your letter, dated May 6, 2005, regarding the Registration Statement on Form S-1 (the "Registration Statement"), filed on March 7, 2005, Amendment No. 1 thereto, filed on March 8, 2005 and Amendment No. 2 thereto, filed on April 19, 2005. Each of your comments is set forth below, followed by the corresponding response. The page references in our responses are to the revised prospectus included in Amendment No. 3 to the Registration Statement ("Amendment No. 3"), which is being filed today by electronic submission.

Summary, page 1
Our Fleet and Operations Management, page 4

Comment 1

Please disclose the consideration to be paid for Roymar and TBS Shipping Services in this section.

Response 1

Page 4 has been revised to include the consideration to be paid for Roymar Ship Management, Inc. and TBS Shipping Services Inc.

Capitalization, page 19

Comment 2

We note your response to comment 14 but do not believe that providing the disclosures requested in our prior comment in your unaudited pro forma financial information is adequate. Accordingly, as requested in our prior comment, please revise your audited balance sheet to include a pro forma balance sheet alongside the Company's historical balance sheet for the latest period presented giving effect to the changes in capitalization that will occur prior to the Company's planned public offering. Additionally, pro forma earnings per share giving effect to the exercise of the warrants and conversion of the preference shares and Class A, Class B and Class C common shares into a single class of common shares should be presented on the face of the Company's statements of operations for the latest fiscal year. Your revised disclosures should also include footnote disclosures explaining the nature of the pro forma balance sheet and earnings per share presentations.

Response 2

Page F-4 has been revised to include a pro forma balance sheet alongside the company's historical balance sheet for the latest period presented. In addition, page F-5 has been revised to present, on the face of the company's statements of operations for the latest fiscal year, the pro forma earnings per share giving effect to the exercise of substantially all of the Series A warrants and conversion of the preference shares and Class A, Class B and Class C common shares into new Class A and Class B common shares. Note 2, page F-12 ("Summary of Significant Accounting Policies—Pro Forma Information (unaudited)") have also been revised to include an explanation of the nature of the pro forma balance sheet and earnings per share presentations.

Unaudited Pro Forma Financial Statements, page 22

Comment 3

We note that you will be acquiring Roymar Ship Management and TBS Shipping Services in conjunction your initial public offering and you have recorded pro forma adjustments which include goodwill of $8.6 million. Please revise your disclosure to include a description of the factors that contributed to a purchase price that results in recognition of goodwill, particularly in light of the fact that the entities acquired both had net liabilities. See paragraph 51 of SFAS 141. Additionally, because this is a purchase between affiliates, please tell us how you considered the guidance in EITF 04-1, including the measurement of the amount of the settlement of the preexisting relationship, if any, and the valuation method used to determine the settlement amount.

Response 3

Pages 23 and 24 have been revised to include a description of the factors that contributed to a purchase price that results in recognition of goodwill.

For the Commission's supplemental consideration, the company notes that Roymar and TBS Shipping Services are service companies and, as such, do not have significant assets. Their assets consist only of working capital and the equipment and furnishings necessary to provide their services to International. Management understands that arrangements with affiliated service companies similar to its relationship with its affiliated service companies are common in the ocean shipping industry. These services consist of:

•	in the case of Roymar, services related to the operations of our vessels, ship maintenance, crewing, technical support, purchasing, insurance and financial management; and

•	in the case of TBS Shipping Services, services related to coordination with our customers, integration with the activities of our commercial agency network, oversight of our charter activities, administration of our ships' voyages and provision of financial and accounting services.

None of these activities are capital-intensive or require significant assets. In addition, each of these companies has been a subchapter S corporation, meaning that substantially all of its net profits every year were distributed to its shareholders, eliminating any build-up of significant excess capital. These are service companies whose income is dependent on their employees and the skill and competence of the services rendered, as differentiated from companies whose earnings are dependent on their asset base and invested equity. In these circumstances, management concluded that a purchase price based on asset values was inappropriate, and a preferable valuation approach would focus on the cash flows and income of these two companies. Such an approach would necessarily result in the payment of a purchase price that exceed the asset values of the acquired companies and therefore result in goodwill.

The valuation methodology utilized by management of the company began with an analysis of the payments that Roymar and TBS Shipping Services have received in the past year and are projected to receive in the future. The amount of those payments is determined according to the agreements between International and each of the affiliated service companies. These agreements were the result of arms-length negotiations between representatives of International's creditors in its Chapter 11 proceeding and the owners of the affiliated service companies and, in management's view, continue to be arms-length and at fair market rates.

Due to the growth in the number of owned and controlled vessels and in cargo volumes, the existing agreements with Roymar and TBS Shipping Services provide for substantial increases in revenue and income for Roymar and TBS Shipping Services as compared to historical results.

Management believes that an acceptable range of value for comparable acquisitions is between two to five times earnings. The net income of Roymar as budgeted for 2005 is $1.0 million. The net income of TBS Shipping Services as budgeted for 2005 is $2.8 million.

Based on this valuation range, the value for the purchase of the two companies is between $7.6 million and $19.0 million. Because of the absence of historical earnings, the excess of liabilities over assets of the combined entities (approximately $1.15 million) and the fact that Roymar and TBS Shipping Services are being purchased from shareholders of International, the Board and Compensation Committee of International believe that the purchase prices should be set at the lower end of the normal range of value for comparable transactions. Accordingly, the Board approved the following purchase prices:

Roymar	$2,000,000
TBS Shipping Services	$5,500,000
Total	$7,500,000

The company has accounted for the acquisition of Roymar and TBS Shipping Services as a business combination in accordance with SFAS #141, as Roymar and TBS Shipping Services have all the necessary inputs, processes and outputs in order to be a service organization business as defined in the standard. In relation to the accounting for the purchase, the assets and liabilities of the affiliates as well as the service contracts that exist between International and the affiliates were reviewed as to the settlement of a preexisting relationship within the guidance provided by EITF 04-1.

The service contracts discussed above were established on February 8, 2001, the date that International emerged from bankruptcy. During the bankruptcy proceedings, the Bankruptcy Court hired a third-party appraiser to establish the market rates for the management fees and commissions that are contemplated by the service contracts. The Bankruptcy Court approved these rates, plus an annual cost of living adjustment to the fixed rates. International utilized an independent appraiser, lawyers and the bankruptcy court to ensure that the management fees and commissions were consistent with prevailing market rates. Management also reviewed comparable contractual relationships that are publicly available.

In addition, upon emergence from bankruptcy, the bondholders appointed two members of the Board of Directors. These directors also served on the Audit Committee. One of their many responsibilities was to review the service contracts to ensure that the arrangements were at market rates and were fair to both shareholders and bondholders. Therefore, management concluded that these service contracts would be neither favorable nor unfavorable contracts when evaluating the purchase transactions.

Based on the determination that the service contracts are at market rates and terms, there was no consideration received or paid as part of the acquisition that would result in a separate gain or loss due to the effective consolidation and termination of the service contracts. Additionally, the assets and liabilities of the affiliates are all current and at fair value except for certain fixed assets for which the management believes book value approximates fair value.

Management also analyzed whether the affiliates have other intangible assets that would be required to be recognized apart from goodwill, such as customer lists and customer relationships. Customer lists and customer relationships were developed by International and its shareholders and maintain their value based on International's performance. Although the affiliates have contact with customers, the customers' principal relationships are with International. The acquired companies have no favorable leases, trade secrets, processing or patent rights, backlogs or employment contracts. The most significant contribution to the consolidated entity will come from the assembled workforce of the affiliates which, according to SFAS 141, would not be an asset valued separately from goodwill at the acquisition date. Management has determined that the affiliates do not have separate intangibles that would require a separate asset to be recorded, and has preliminarily determined that the excess of the purchase price over the fair value of the net assets acquired in these purchase transactions will be classified as goodwill in the opening balance sheet.

Comment 4

Please revise the introductory paragraph to your pro forma financial information to describe the significant terms of the transactions that have been reflected in the pro forma presentation. Refer to the guidance outlined Rule 11-02(b)(2) of Regulation S-X.

Response 4

The introductory paragraph to the pro forma financial information on page 23 has been revised to describe the significant terms of the transactions that have been reflected in the pro forma presentation.

Pro Forma Balance Sheet, page 22

Comment 5

Please revise the notes to the pro forma balance sheet to include an allocation of the purchase prices for Roymar Ship Management and TBS Shipping Services to the net assets acquired in each transaction. This purchase price allocation should clearly indicate how the amount of goodwill to be recognized in connection with the acquisitions was calculated or determined. Also, please explain why no fair value adjustments with respect to the net assets to be acquired were required for purposes of the pro forma presentation.

Response 5

The notes to the pro forma balance sheet on page 27 have been revised to both include an allocation of the purchase prices for Roymar Ship Management, Inc. and TBS Shipping Services Inc. to the net assets acquired in each transaction and also to clearly indicate how the amount of goodwill to be recognized in connection with the acquisitions was calculated or determined. The notes to the pro forma balance sheet further explain that the fair market value of the assets and liabilities acquired approximates carrying value.

Certain Relationships and Transactions, page 84

Comment 6

Explain how the fair market value of Roymar and TBS Shipping Services was determined.

Response 6

Page 23 has been revised to include an explanation of how the fair market value of Roymar Ship Management, Inc. and TBS Shipping Services Inc. was determined. Page 94 also has been revised to include a cross-reference to the explanation on page 23.

Underwriting, page 101

Comment 7

We note your disclosure that certain of the underwriters will be engaging in electronic distributions of your shares. Please identify these members of the underwriting syndicate and supplementally confirm that their procedures have been cleared with us.

Response 7

The company has been informed by Merrill Lynch, Pierce, Fenner & Smith Incorporated that Merrill Lynch will utilize its electronic system named "i-Deal." Kristina Schillinger, Esq. of the Securities and Exchange Commission has reviewed i-Deal's procedures. Merrill Lynch continues to employ the same procedures as those reviewed by Ms. Schillinger.

The company has been informed by Jefferies & Company, Inc. that Jefferies may distribute prospectuses electronically from time to time. However, any such electronic delivery of prospectuses will be for convenience purposes only, and will not be in lieu of hand or mail delivery of final prospectuses. In addition, the company has been informed by Jefferies that Jefferies does not plan to engage in the electronic offer, sale or distribution of the shares.

Comment 8

Identify any third party with whom you have any arrangement to host or access your preliminary prospectus on the Internet. Describe any material terms of your arrangements. Provide us also with copies of all information concerning your company or prospectus that has appeared on your website. If you subsequently enter into any such arrangements, promptly supplement your response.

Response 8

The underwriters have informed the company that they have no arrangement with a third party to host or grant access to the preliminary prospectus on the Internet. While the underwriters have contracted with Net Roadshow Inc. to conduct an Internet roadshow, the purpose of this contract is not specifically to host or access the preliminary prospectus. The primary purpose of the Internet roadshow is to provide access to the roadshow to institutional investors who cannot, or elect not to, attend roadshow meetings in person. Net Roadshow Inc. has informed the underwriters that it conducts Internet roadshows in accordance with the Yahoo! Inc.: Net Roadshow Inc. no-action letter dated July 30, 1997, received from the Commission in connection with virtual roadshows. In accordance with such no-action letter, an electronic version of the preliminary prospectus, identical to the copy filed with the Commission and distributed to live attendees, is required to be, and will be, made available on the web site.

Notes to the Financial Statements
Note. 11 Debt, page F-19

Comment 9

We note your disclosure on page F-19 in response to comment 24, that some of your debt instruments prevent some of your subsidiaries from paying dividends to the Company. Please tell us the amount of restricted net assets of those subsidiaries and whether the amount of their net assets meets the criteria listed in Rule 4-08(e)(3) of Regulation S-X for which the additional disclosures outlined in Rule 4-08(e)(3)(i) and (ii) of Regulations, S-X are required. If the criteria are met, please revise your note to include the nature of the restrictions and the amounts of the restricted net assets for those subsidiaries as of the end of the most recently completed fiscal year. Additionally, as previously requested, please revise your liquidity and capital resources section of MD&A to include a discussion of these dividend restrictions.

Response 9

The amount of restricted net assets attributable to subsidiaries that are prevented from paying dividends is approximately $8.7 million at December 31, 2004. This represents 14% of consolidated net assets, as of December 31, 2004. Because the restricted net assets do not exceed 25% of consolidated net assets as of the end of the most recently completed fiscal year, the company respectfully submits that the additional disclosures outlined in Rule 4-08(e)(3)(i) and (ii) are not required.

Page 50 has been revised to include a discussion of these dividend restrictions in the liquidity and capital resources section of MD&A.

Note 2. Summary of Significant Accounting Policies, page F-9
Impairment of Long-Lived Assets, page F-10

Comment 10

We note from your response to comment 25 that the fair value of long-lived assets is determined by independent, third-party appraisals. Please revise Note 2 to add the wording "independent, third-party" before appraisals.

Response 10

Note 2 on page F-11 has been revised to include the disclosure requested.

Claims Receivable and Allowance for Doubtful Accounts, page F-10

Comment 11

We note your response to our prior comment number 22 in which you indicate that the allowance for claims receivable at December 31, 2003 and 2004 relates to a specific claim currently under consideration in a non-US country. Please tell us when you initially recognized this claim receivable and why you believed it was "realizable" at the time it was originally recognized. Also, please indicate when you determined it was "doubtful" that it would be collected and that a valuation allowance was therefore required. Also, please explain the specific nature and timing of the events or circumstances that led to your conclusion that collection of this receivable was "doubtful". We may have further comment upon receipt of your response.

Response 11

The company represents that this claim receivable related to reimbursement payable for losses incurred in connection with damage suffered by one of its vessels in Argentina in 1999. On December 28, 1999, while proceeding to berth at Dock Sud at the Port of Buenos Aires, the propeller of the M/V Cherokee Princess became entangled with the anchor chain of the sand barge Canada. Repairs to the vessel, requiring drydocking, were commenced and completed within a period of approximately thirty days. Following the accident, the Argentine coast guard determined that the sand barge Canada was at fault in the accident. A claim to the vessel's Hull and Machinery underwriters for the repair was submitted and reimbursed subject to payment of a $75,000 deductible. The company reports that based on the coast guard's favorable assessment of the company's role in the accident, it initially filed a claim in the amount of $202,000 against the Canada, representing the Hull and Machinery deductible cost of maintaining the vessel while out of service and loss of hire. The company, however, believed that at that time, the difficulty and delay associated with pursuing claims in South America reduced the probable value of the recovery to $102,000. Accordingly, it booked a claim allowance in the amount of $100,000. Upon full investigation of the damage, the loss estimate was revised to $302,000 and the claim allowance was increased to $200,000.

The company informs us that it has been engaged in litigation in Argentine courts relating to the claim since 2000. In 2003, in light of the parties' inability to reach a settlement agreement and the counterparty's aggressive litigation strategy, combined with the backlog of claims in Argentine courts, the company determined that collection of the full amount of the claim was doubtful. The company increased the claim allowance in 2003 to fully reserve the receivable and removed the amount from claims receivable in March 2005.

Note 12. Shareholders' Equity, page F-20

Comment 12

We note your response to comment 30 discussing the reason the purchase of the mandatorily redeemable preference shares resulted in an increase to paid-in capital. However, we believe your response to our comment is written in language that is clearer and easier to understand from an investor's perspective than the language in the revised note to the financial statements. Please revise Note 12 to include language similar to that contained in your response to comment 30.

Response 12

Note 12 on pages F-21 and F-22 has been revised to clarify the discussion of how the purchase of the mandatorily redeemable preference shares resulted in an increase to paid-in capital.

Auditors Report of Roymar Ship Management, Inc. and TBS Shipping Services Inc., pages F-31 and F-39

Comment 13

We note that the auditors reports makes' reference to conducting the audit in accordance with auditing standards generally accepted in the United States. Please confirm that the auditors performed their engagement in accordance with standards of the Public Companies Accounting Oversight Board (PCAOB) and have the auditor revise their audit report to make reference to those standards. See PCAOB Auditing Standard No. 1.

Response 13

Management believes that, consistent with SEC Release 33-8422, PCAOB Auditing Standard No. 1 directs auditors to cease referring to auditing standards generally accepted in the United States of America in audit reports relating to financial statements of issuers and, instead, refer to the "Standards of the Public Company Accounting Oversight Board (United States)". Roymar and TBS Shipping Services are non-issuers whose financial statements are being filed because the company believes their inclusion provides important information to investors. Accordingly, the company engaged its auditors to perform their audits related to these entities in accordance with auditing standards generally accepted in the United States of America, as reflected in their reports.

* * *

We believe the foregoing and Amendment No. 3 are responsive to your comments.

If you should have any questions or further comments with respect to the Registration Statement, please direct them to the undersigned at (212) 351-3920 or Andrew L. Fabens of my firm at (212) 351-4034. Facsimile transmissions may be sent to (212) 351-4035.

Very truly yours,

/s/ Steven R. Finley Steven R. Finley

SRF/ljy

cc:	Joseph E. Royce TBS International Limited Commerce Building Chancery Lane Hamilton HM 12, Bermuda

Gary J. Wolfe, Esq. Robert E. Lustrin, Esq. Seward & Kissel LLP One Battery Park Plaza New York, New York 10004